                                                                    Exhibit 10.1

                  AMENDMENT AGREEMENT NO. 5 TO CREDIT AGREEMENT

      THIS AMENDMENT AGREEMENT NO. 5 TO CREDIT AGREEMENT ("Amendment Agreement") is made and entered into this 10th day of April, 2003, by and among CPT OPERATING PARTNERSHIP L.P., a Delaware limited partnership (the "Borrower"), CORRECTIONAL PROPERTIES TRUST, a Maryland real estate investment trust ("CPV"), BANK OF AMERICA, N.A., as successor in interest to NationsBank, National Association (the "Agent"), as Agent for the lenders (the "Lenders") party to a Credit Agreement dated October 2, 1998 among such Lenders, Borrower, CPV and the Agent, as amended by Amendment Agreement No. 1 to Credit Agreement dated as of March 10, 2000, Amendment Agreement No. 2 to the Credit Agreement dated as of March 16, 2001, Amendment Agreement No. 3 to the Credit Agreement dated as of March 16, 2001 and Amendment Agreement No. 4 to the Credit Agreement dated as of June 22, 2001 (collectively, the "Agreement").

                              W I T N E S S E T H:

      WHEREAS, the Borrower, CPV, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make Revolving Loans to the Borrower in the principal amount of $110,000,000 as evidenced by the Notes (as defined in the Agreement); and

      WHEREAS, the Borrower desires to purchase from Community Corrections Corporation ("CCC") a correctional and detention facility known as Delaney Hall, located in Newark, New Jersey, and to lease such facility to CCC on the terms and conditions described in Exhibit A hereto (the "Delaney Hall Transaction") and has requested that the Lenders approve the Delaney Hall Transaction; and

      WHEREAS, the Borrower has requested that the Agreement be amended in the manner herein set forth effective as of the date hereof;

      NOW, THEREFORE, the parties hereto do hereby agree as follows:

      1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

      2. Amendment to Section 1.1 of the Agreement. Subject to the terms and conditions hereof, Section 1.1 of the Agreement is hereby amended to add new definitions in appropriate alphabetical order for "CCC", "Cash Collateral Account" and "Delaney Hall Property" and to amend and restate in their entirety the definitions of "Eligible Property" and "Mortgage", to read as follows:

            "CCC" means Community Corrections Corporation, a Delaware corporation.

            "Cash Collateral Account" means a blocked account held by the Agent, from which the Borrower shall not be permitted to withdraw any funds except as provided in

      Section 4.5 and upon which the Agent shall have a Lien for the benefit of itself and the Lenders.

            "Delaney Hall Property" means that certain correctional and detentional facility known as Delaney Hall and located at 451-479 Doremus Avenue, Newark, New Jersey.

            "Eligible Property" means, as of any date of determination, any Qualifying Property, including the real property upon which it is situated, in which the Borrower or any Guarantor has a fee simple interest or a leasehold interest for a term exceeding that of the related Security Lease, and which, as evidenced in an Eligible Property Compliance Certificate, is:

                  (a)   located in the United States or one of its territories;
                        and

                  (b) unencumbered by any Liens, encumbrances, easements, restrictions or other matters of record except for Permitted Encumbrances and the related Security Lease; and

                  (c) free of structural defects and has passed a structural inspection by an architect or engineer engaged by the Agent, the results of which have been detailed in writing and are satisfactory to the Agent in its reasonable discretion; and

                  (d) in compliance with all Environmental Laws as evidenced by a Phase I environmental assessment (and, if required or recommended by the results of the Phase I environmental assessment, a Phase II environmental assessment) in form and substance satisfactory to the Agent, addressed to the Agent, and (i) dated not earlier than six months prior to the date of such Eligible Property Compliance Certificate or (ii) supplemented by a "bring-down" letter dated not earlier than six months prior to the date of such Eligible Property Compliance Certificate if such environmental assessment is dated an earlier date; and

                  (e) subject to a Security Lease containing terms and provisions acceptable to the Agent; and

                  (f) in full compliance with the terms and conditions contained in the related Security Lease, which Security Lease is with a Lease Party; and

                  (g) in full compliance with the material terms and conditions contained in the management or operating agreement, if any, relating to such facility, between such Lease Party and the related Contract Party; provided, however, that in the case of the Delaney Hall Property only, full compliance by all parties with the material terms and conditions contained in both (i) the Support Services Provider Agreement between CCC and Education & Health

                        Centers of America, Inc. ("Education") dated August 7, 1996, as amended, and (ii) the management or operating agreement between Education and the related Contract Party shall satisfy the requirements of this subsection
                        (g); or

                  (h) otherwise acceptable to the Required Lenders in their sole and absolute discretion.

            "Mortgage" means, collectively, each of the instruments entitled Credit Line Deed of Trust, Mortgage, Open-End Mortgage, Deed of Trust, Deed to Secure Debt, Leasehold Mortgage, Open-End Leasehold Mortgage, Leasehold Deed of Trust, Leasehold Deed to Secure Debt, Security Agreement, Fixture Filing, Assignment of Leases and Rents and Financing Statement in substantially the form of Exhibit K-1, in the case of a lease to Wackenhut or a subsidiary of Wackenhut, or Exhibit K-2 in all other cases, and such other mortgages, deeds of trust and deeds to secure debt executed by the Borrower, CPV, or any other Guarantor granting a Lien to the Agent (or a trustee for the benefit of the Agent) for the benefit of the Lenders in the Pledged Properties, or other Qualifying Property if such mortgage is being delivered pursuant to Section 4.5, as such documents may be amended, modified, supplemented or restated from time to time.

      3. Amendment to Section 2.13(b) of the Agreement. Subject to the terms and conditions hereof, Section 2.13(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

            (b) The Borrower shall make, or shall cause each applicable Guarantor, to make, a payment from the Net Proceeds from each private or public offering of the equity securities of the Borrower or such Guarantor, to the extent that such Net Proceeds are not deposited in a Cash Collateral Account and used as described in Section 4.5, in an amount equal to 100% of such Net Proceeds, each such payment to be made within ten Business Days of receipt of such Net Proceeds and upon not less than three Business Days' written notice to the Agent, which notice shall include a certificate of an Authorized Representative setting forth in reasonable detail the calculations used in computing the amount of such payment.

      4. Amendment to Article IV of the Agreement. Subject to the terms and conditions hereof, Article IV of the Credit Agreement is hereby amended to add a new Section 4.5 to read as follows:

            4.5 Pledging of Qualifying Properties from Net Proceeds of Equity Offering. Upon the issuance of any equity securities by the Borrower, the Net Proceeds of which are not used to prepay Revolving Loans as provided in Section 2.13(b), the Borrower shall deposit such Net Proceeds into a Cash Collateral Account. Such Net Proceeds may not be withdrawn or released from such Cash Collateral Account unless the Borrower shall deliver to the Agent (i) evidence satisfactory to it that such Net Proceeds are being used to purchase one or more Qualifying Properties, and with respect to each such Qualifying Property so purchased (ii) a an executed and recorded Mortgage, (iii) a title insurance commitment (followed by a final policy) for an ALTA Lender's title policy insuring fee simple title in such Qualifying Property and reflecting a first priority Lien vested in the Agent; (iv) to the extent available, an appraisal, (v) to the extent available, a Phase I environmental assessment, and (vi) a certificate as to federally designated flood zones. Notwithstanding that any such Qualifying Property may be an Eligible Property, such Qualifying Property so pledged to the Agent shall not be included in the Pledge Pool unless the conditions set forth in Section 4.4 are satisfied with respect to such Qualifying Property. In the event that Net Proceeds deposited into a Cash Collateral Account pursuant to this Section 4.5 are not used prior to the Revolving Credit Termination Date, such Net Proceeds remaining on deposit shall be applied first to the payment of any outstanding Obligations and then any balance remaining shall be paid to the Borrower.

      5. Amendment of Section 9.24 of the Agreement. Subject to the terms and conditions hereof, Section 9.24 of the Agreement is amended to change the percentage in line 4 thereof from 75% to 60%.

      6. Amendment of Section 10.2 of the Agreement. Subject to the terms and conditions hereof, Section 10.2 of the Agreement is hereby amended to restate the parenthetical phrase in lines 2 and 4 thereof to read as follows: "(other than the Acquisition of an Eligible Property or a Qualifying Property that is mortgaged to the Agent pursuant to Section 4.5)".

      7. Amendment to Exhibit L to the Agreement. Subject to the terms and conditions hereof, Exhibit L to the Agreement is hereby amended and restated in its entirety as set forth in Exhibit C hereto.

      8. Representations and Warranties. The Borrower and CPV hereby certify that:

            (a) The representations and warranties made by Borrower and CPV in
      Article VIII of the Agreement and Exhibit B to this Amendment Agreement are true on and as of the date hereof except that the financial statements referred to in Section 8.6(a) shall be those most recently furnished to each Lender pursuant to Section 9.1(a) and (b);

            (b) There has been no material change in the condition, financial or otherwise, of CPV, and its Subsidiaries since the date of the most recent financial reports of CPV received by each Lender under Section 9.1 of the Agreement, other than changes in the ordinary course of business, none of which has been a material adverse change;

            (c) The business and properties of CPV and its Subsidiaries are not, and since the date of the most recent financial report of CPV and its Subsidiaries received by each Lender under Section 9.1 of the Agreement have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts;

            (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both; and

            (e) The Appraised Value of the Delaney Hall Property does not exceed 20% of Consolidated Total Value, on a pro forma basis including the Delaney Hall Property, and (ii) the approval of CCC as a Lease Party will not result in the aggregate Appraised Value of all Pledged Properties that are leased to Persons other than Pre-Approved Lessees exceeding 50% of Consolidated Total Value, on a pro forma basis including the Delaney Hall Property.

      9. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower and CPV shall deliver, or cause to be delivered to the Agent, the following:

            (a) evidence of the consummation of the Delaney Hall Transaction for an aggregate purchase price not in excess of $22,000,000;

            (b)   eleven (11) executed counterparts of this Amendment Agreement;

            (c) a resolution of the Borrower authorizing the execution of this Amendment Agreement;

            (d) an amendment fee payable to each Lender consenting hereto in an amount equal to .05% of its Revolving Credit Commitment (per the terms of the Agent's March 27, 2003 letter to the Lenders); and

            (e) payment of all fees stipulated in the fee letter dated March 28, 2003 with Bank of America, N.A. in connection with the negotiation of this Amendment Agreement.

      10. Approval of Delaney Hall Transaction and Waiver of Default of Lien Covenant and Appraisal Requirement. Subject to the terms and conditions hereof, and based upon the representations of the Borrower set forth in Exhibit B hereto, the Lenders hereby approve and consent to the Delaney Hall Transaction on the terms and conditions set forth in Exhibit A hereto, including specifically but not with limitation, (i) the approval of CCC as a Lease Party with respect to the Delaney Hall Property, (ii) the grant by CCC to the Comerica Bank, N.A., as agent, of a leasehold mortgage encumbering the Security Lease relating to the Delaney Hall Property and (iii) the delivery by the Borrower to the Agent of an Appraisal relating to the Delaney Hall Property that is dated more than six months prior to the date of such delivery, notwithstanding the requirements of Schedule 4.4 of the Agreement.

      11. Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of CPV and the Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of CPV and the Borrower relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

      12. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms or conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except as provided in the Agreement.

      13. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


                 [Remainder of page intentionally left blank.]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.


                                        CPT OPERATING PARTNERSHIP L.P.
WITNESS:


-----------------------------------     By:  Correctional Properties Trust,
                                             General Partner

-----------------------------------          By:
                                                --------------------------------
                                             Name: Charles R. Jones
                                             Title: President and CEO



                                        CORRECTIONAL PROPERTIES TRUST

WITNESS:

                                        By:
-----------------------------------          -----------------------------------
                                        Name: Charles R. Jones
                                        Title: President and CEO
-----------------------------------


                                        BANK OF AMERICA, N.A.
                                        as Agent

                                        By:
                                             -----------------------------------
                                        Name:
                                        Title:


                                        BANK OF AMERICA, N.A.
                                        As Lender

                                        By:
                                             -----------------------------------
                                        Name: Robert Mauriello
                                        Title: Principal

                                        THE BANK OF NOVA SCOTIA

                                        By:
                                             -----------------------------------
                                        Name: Mark Sparrow
                                        Title:


                                        WACHOVIA BANK, NATIONAL ASSOCIATION

                                        By:
                                             -----------------------------------
                                        Name: Elizabeth Witherspoon
                                        Title: Vice President


                                        PNC BANK, N.A.
                                        By:
                                             -----------------------------------
                                        Name: Richard Seymour
                                        Title:


                                        SOUTHTRUST BANK, NATIONAL

                                        ASSOCIATION

                                        By:
                                             -----------------------------------
                                        Name: D. Guy Guenthner
                                        Title: Senior Vice President


                                        SUNTRUST BANK, N.A.

                                        By:
                                             -----------------------------------
                                        Name: William H. Crawford
                                        Title: Vice President


                                        BANKATLANTIC

                                        By:
                                             -----------------------------------
                                        Name: Jeffrey Bilus
                                        Title: Senior Vice President

                                        BANK ONE, OKLAHOMA, N.A.



                                        By:
                                             -----------------------------------
                                        Name: Sue Reising
                                        Title:


                                        BAYERISCHE HYPO-UND VEREINSBANK AG,
                                        New York Branch as Successor in merger
                                        with BANK AUSTRIA CREDITANSTALT
                                        CORPORATE FINANCE, INC.

                                        By:
                                             -----------------------------------
                                        Name: Meggan Walsh
                                        Title: Managing Director


                                        By:
                                             -----------------------------------
                                        Name: Anthony Mugno
                                        Title:  Director

                                    EXHIBIT A

                            Delaney Hall Transaction

      The Borrower will purchase from Community Corrections Corporation, a Delaware corporation ("CCC") and its affiliate Community Corrections Urban Renewal Corporation, for a total purchase price not in excess of $22,000,000, a correctional and detention facility known as Delaney Hall and located at 451-479 Doremus Avenue, Newark, New Jersey (the "Delaney Hall Property"). The Borrower will lease the Delaney Hall Property to CCC pursuant to a Lease (such Lease being the "Security Lease"). CCC will operate the facility on behalf of Education and Health Centers of America, Inc., a New Jersey non-profit corporation ("E&H"), pursuant to a Support Services Provider Agreement dated as of August 7, 1996, as amended March, 2001 (the "Support Agreement"), in order for E&H to fulfill its obligations under certain management and operating agreements under which CCC is currently housing residents for the County of Essex, New Jersey, the County of Union, New Jersey and the New Jersey Department of Corrections (the "Governmental Agencies") (such managing and operating agreements between E&H and such Governmental Agencies being collectively, the "Management Agreements"). Under the terms of the Credit Agreement, in order for the Delaney Hall Property to be an Eligible Property, the Management Agreements must be between a Lease Party (which, in the case of the Delaney Hall Property, would be CCC) and a Contract Party (which, in the case of Delaney Hall Property, would be the Governmental Agencies). As indicated above, the Management Agreements are between E&H and such Governmental Agencies. The Management Agreements will not be assigned to the Agent as collateral for the benefit of the Lenders.

      The Borrower will enter into an "Agreement, Acknowledgement and Consent to Leasehold Mortgage for Community Corrections," pursuant to which the Borrower will approve the grant by CCC to Comerica Bank, N.A., as agent for a lender group, of a leasehold mortgage encumbering CCC's interest in the Security Lease relating to the Delaney Hall Property, among other things.

      The Appraisal relating to the Delaney Hall Property is dated June 3, 2002, which date is more than six months prior to the date of delivery thereof to the Agent as required by Schedule 4.4 of the Credit Agreement.

      With respect to the Delaney Hall Transaction, in establishing or maintaining compliance with the requirements of section G of the Eligible Property Compliance Certificate, replacements to or substitutions for the Management Agreements described above shall be permitted so long as (i) one or more management and operating agreements are in effect between E&H and one or more Governmental Authority (as defined in the Agreement) for the Delaney Hall Property, and (ii) the occupancy rate of the Delaney Hall Property does not fall below 70% for more than two consecutive months.

                                    EXHIBIT B

            Borrower's Representations as to Delaney Hall Transaction

      Under New Jersey law, public entities that contract with third party correctional facility service providers may only contract with such providers that are non-profit entities; however, such non-profit service providers may subcontract for specific services (housing, supervision, food service, medial care services, etc.) with related and unrelated for-profit entities. Accordingly, the Governmental Agencies cannot contract directly with CCC, but may contract with E&H, which is a non-profit entity, which may then subcontract with CCC. The Support Agreement described in Exhibit A between CCC and E&H is a permitted subcontract under the Management Agreements between E&H and the Governmental Agencies described in Exhibit A. The Management Agreements may not be assigned to the Agent as collateral for the benefit of the Lenders because under the terms of the Management Agreements and New Jersey law, the Governmental Agencies must agree to and approve any substitute service provider, which must be a non-profit entity. However, the Security Lease between CCC and the Borrower includes specific provisions that set forth how and when the Borrower and its lenders may exercise certain rights of E&H and/or CCC to negotiate with the Governmental Agencies and enter into new or substitute Management Agreements or a Support Agreement to replace E&H and/or CCC in the event of a default by CCC and/or E&H under the Security Lease, the Support Agreement and/or the Management Agreements.

      CCC's lender group under a proposed syndicated credit facility has required that CCC grant a mortgage encumbering its leasehold interest in the Delaney Hall Property to Comerica Bank, N.A., as its agent ("Comerica"), to secure CCC's obligations under such facility. In connection with such facility, Comerica has requested that the Borrower enter into that certain "Agreement, Acknowledgement and Consent to Leasehold Mortgage for Community Corrections", pursuant to which the Borrower will, among other things, approve the grant by CCC to Comerica of a leasehold mortgage encumbering CCC's interest in the Security Lease relating to the Delaney Hall Property.

                                    EXHIBIT C

                                    Exhibit L

                    Eligible Property Compliance Certificate

Bank of America, N.A.,
    as Agent
Independence Center, 15th Floor
NC1-001-15-04
Charlotte, North Carolina  28255
Attention: Agency Services
Telefacsimile:  (704) 386-9923

Bank of America, N.A.,
    as Agent
NC1-007-17-15
100 North Tryon Street, 17th Floor
Charlotte, NC 28255
Telefacsimile:  (704) 388-0960

      Reference is hereby made to the Credit Agreement dated as of October 2, 1998 (the "Agreement") among CPT Operating Partnership L.P., a Delaware limited partnership (the "Borrower"), Correctional Properties Trust, a Maryland real estate investment trust, the Lenders (as defined in the Agreement) and Bank of America, N.A., as Agent for the Lenders ("Agent"). Capitalized terms used but not otherwise defined herein shall have the respective meanings therefor set forth in the Agreement. The undersigned, a duly authorized and acting Authorized Representative, hereby certifies to you as follows with respect to that certain real property and the improvements located thereon commonly known as __________________ (the "___________ Facility":

      [The ____________ Facility qualifies as an Eligible Property by satisfying the requirements of items (a) through (g) of the definition thereof as follows:

      A. The ____________ Facility is located in ______________ [must be within the United States or one of its territories]

      B. As evidenced by the title report attached hereto as Exhibit A, the _________ Facility is unencumbered by any Liens, encumbrances, easements, restriction or other matters of record except for Permitted Encumbrances and the related Security Lease.

      C. Attached hereto as Exhibit B is a structural inspection report performed by ___________, which evidences that the ___________ Facility is free from structural defects.

      D. Attached hereto as Exhibit C is a Phase I environmental assessment dated not earlier than six months prior to the date hereof (and if required or recommended by the results of such Phase I environmental assessment, a Phase II environmental assessment).

      E. Attached hereto as Exhibit D is the Security Lease relating to the ________ Facility, with which the Borrower is in full compliance.

      F. The Lease Party to the Security Lease is [Wackenhut Corrections Corporation][a Governmental Authority whose unsecured long-term Indebtedness is rated A or better by S&P and Moody's][__[other entity approved by the Agent (or, in the case of the Delaney Hall Property only, CCC)]___].

      G. Attached hereto as Exhibit E is the operating or management agreement relating to the _________ Facility, under which the Lease Party is in full compliance; [in the case of the Delaney Hall Property only, attached hereto, as Exhibits E and F are (i) the Support Services Provider Agreement between CCC and Education & Health Centers of America, Inc. ("Education") dated August 7, 1996, as amended, and (ii) the management or operating agreement between Education and the related Contract Party, under which all parties thereto are in full compliance]

      [The _________ Facility qualifies as an Eligible Property under item (h) of the definition thereof and [add listing of other items required by the Required Lenders under (h)].

      IN WITNESS WHEREOF, I have executed this Certificate this _____ day of __________, _____.

                                        By:
                                             -----------------------------------
                                        Authorized Representative


                                        Name:
                                              ----------------------------------

                                        Title:
                                               ---------------------------------


                                      C-2